UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☑ Soliciting Material under § 240.14a-12

SILK ROAD MEDICAL, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CEO Employee Email

Hello TCAR Nation,

Today, we are announcing that Silk Road Medical has entered into a definitive agreement to be acquired by Boston Scientific. A copy of the press release can be found here.

This is very big news for the company and for all of us at Silk Road. Ever since Silk Road Medical was founded more than sixteen years ago, the company’s mission has been to transform patient care by developing innovative, minimally invasive devices to treat carotid artery disease and prevent stroke. When the transaction closes, we will have a strong strategic partner in Boston Scientific, and I am very excited that our TCAR procedure will reach even more patients and expand into additional markets and complement Boston’s Peripheral Interventions business.

Since Silk Road’s inception, our team has been guided by our north star – an unwavering focus on patients and patient outcomes. Boston Scientific is culturally and strategically aligned with this commitment, and we look forward to accelerating our progress in improving patient lives even further.

The transaction is expected to be completed in the second half of 2024, subject to customary closing conditions, including approval by Silk Road’s stockholders and applicable regulatory approvals. When the transaction closes, Silk Road Medical will become part of Boston Scientific’s Peripheral Interventions business unit.

I understand that you will have many questions upon hearing this news. Please join me, as well as leaders from Boston Scientific’s Peripheral Interventions business, for an All Hands Town Hall today at 1:00 Pacific / 3:00 Central / 4:00 Eastern time.

Best regards,

Chas

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding the pending acquisition (the “Merger”) of Silk Road Medical, Inc. (“Silk Road”), the expected timing of the closing of the Merger and other statements that concern Silk Road’s expectations, intentions or strategies regarding the future. There can be no assurance that the Merger will in fact be consummated. Known and unknown risks and uncertainties could cause actual results to differ materially from those indicated in the forward-looking statements, including, but not limited to: (i) the risk that the Merger may not be completed on the anticipated timeline or at all; (ii) the failure to satisfy any of the conditions to the consummation of the Merger, including the risk that required approvals from Silk Road’s stockholders for the Merger or required regulatory approvals to consummate the Merger are not obtained, on a timely basis or at all; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement with Boston Scientific Corporation and its affiliates (the “Merger Agreement”), including in circumstances requiring Silk Road to pay a termination fee; (iv) the effect of the announcement or pendency of the Merger on Silk Road’s business relationships, operating results and business generally; (v) risks that the Merger disrupts Silk Road’s current plans and operations; (vi) Silk Road’s ability to retain and hire key personnel and maintain relationships with key business partners, customers and others with whom it does business; (vii) the diversion of management’s or employees’ attention during the pendency of the Merger from Silk Road’s ongoing business operations and other opportunities; (viii) the amount of costs, fees, charges or expenses resulting from the Merger; (ix) potential litigation relating to the Merger; (x) risks that the benefits of the Merger are not realized when or as expected; (xi) the risk that the price of Silk Road’s common stock may fluctuate during the pendency of the Merger and may decline significantly if the Merger is not completed; and (xii) other risks described in Silk Road’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including Silk Road’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and in Silk Road’s other filings with the SEC. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement on Schedule 14A that Silk Road will file with the SEC relating to the special meeting of Silk Road’s stockholders called to adopt the Merger Agreement (among other things) (the “Special Meeting”) will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. The forward-looking statements speak only as of the date they are made. Except as required by applicable law or regulation, Silk Road undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

Silk Road, the members of Silk Road’s board of directors and certain of Silk Road’s executive officers are participants in the solicitation of proxies from stockholders in connection with the Merger. Silk Road plans to file a proxy statement (the “Transaction Proxy Statement”) with the SEC in connection with the solicitation of proxies to approve the Merger. Jack W. Lasersohn, Chas S. McKhann, Rick D. Anderson, Kevin J. Ballinger, Tanisha V. Carino, Ph.D., Tony M. Chou, M.D., Elizabeth H. Weatherman and Donald J. Zurbay, all of whom are members of Silk Road’s board of directors, and Lucas W. Buchanan, Silk Road’s Chief Operating Officer and Chief Financial Officer, Andrew S. Davis, Silk Road’s Chief Commercial Officer, Kevin M. Klemz, Silk Road’s Executive Vice President, Chief Legal Officer and Secretary and Richard M. Ruedy, Silk Road’s Executive Vice President of Regulatory and Clinical Affairs and Quality Assurance, are participants in Silk Road’s solicitation. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Transaction Proxy Statement and other relevant documents to be filed with the SEC in connection with the Merger. Additional information about such participants is available under the captions “Corporate Governance,” “Executive Officers” and “Stock Ownership” in Silk Road’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders (the “2024 Proxy Statement”), which was filed with the SEC on April 26, 2024 (and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1397702/000139770224000024/silk-20240426xdef14a.htm). To the extent that holdings of Silk Road’s securities have changed since the amounts printed in the 2024 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC (which are available at https://www.sec.gov/edgar/browse/?CIK=1397702&owner=exclude). Information regarding Silk Road’s transactions with related persons is set forth under the caption “Certain Relationships and Related Party Transactions” in the 2024 Proxy Statement. Certain illustrative information regarding the payments that may be owed, and the circumstances in which they may be owed, to Silk Road named executive officers in a change of control of Silk Road is set forth under the caption “Executive Compensation—Potential Post-Termination and Change in Control Payments” in the 2024 Proxy Statement.

Promptly after filing the definitive Transaction Proxy Statement with the SEC, Silk Road will mail the definitive Transaction Proxy Statement and a WHITE proxy card to each stockholder entitled to vote at the Special Meeting to consider the adoption of the Merger Agreement. STOCKHOLDERS ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT SILK ROAD WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement, any amendments or supplements thereto and any other relevant documents filed by Silk Road with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). Copies of Silk Road's definitive Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Silk Road with the SEC in connection with the Merger will also be available, free of charge, at Silk Road’s investor relations website (https://investors.silkroadmed.com/sec-filings), or by emailing Silk Road investor relations department (investors@silkroadmed.com).